Exhibit 23.1

CONSENT OF GREENBERG TRAURIG, P.A.

We hereby consent to the reference to our firm under the caption “Counsel” in the prospectus in this Registration Statement on Form SB-2.

/s/ GREENBERG TRAURIG, P.A.

Boca Raton, Florida

May 10, 2004